EXHIBIT 99.1

PRESS RELEASE

Immediate

Catharine S. Bower, Communications Manager, 610-369-6618

National Penn Bancshares, Inc. Reports Record Third Quarter Net Income

BOYERTOWN, Pa., October 18, 2005 -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank, reported record third quarter 2005 net income totaling $14.8 million, or $0.34 per diluted share. Net income increased 7.8% compared to $13.7 million earned in the third quarter of 2004, and diluted earnings per share increased 9.7% compared to diluted earnings per share of $0.31 in third quarter 2004. All per share data has been adjusted for the 5-for-4 stock split on September 30, 2005.

For the first nine months of 2005, net income totaled $43.5 million, or $0.99 per diluted share. Compared to the first nine months of 2004, net income increased 16.7% and diluted earnings per share increased 8.8%.

National Penn’s third quarter earnings produced annualized returns on average assets and average shareholders’ equity of 1.28% and 13.4%, respectively. For the first nine months of 2005, the annualized returns on average assets and average shareholders’ equity were 1.28% and 13.4%, respectively.

Third quarter 2005 highlights included the following:

•
Third quarter 2005 earnings also reflect increased non-interest income. Deposit and other various service charges and fees increased $739,000, mortgage banking income increased $663,000, insurance commissions and related fees increased $608,000, and cash management and electronic banking fees increased $239,000, over comparable amounts in third quarter 2004.

•
On September 7, 2005, National Penn Bancshares, Inc. announced that it had entered into a merger agreement with Nittany Financial Corp., a financial services company, with $326.5 million in assets, headquartered in State College, Centre County, Pennsylvania. Upon completion of the merger, National Penn expects to have assets in excess of $5.0 billion and to remain the seventh largest holding company headquartered in Pennsylvania.

•
On September 30, 2005, NPBC paid a five-for-four stock split to shareholders of record on September 9, 2005. This represents the 28th consecutive year that NPBC has either effected a stock split or paid a stock dividend.

•
NPBC was recognized for the eighth consecutive year as one of “America’s Finest Companies” in the 2006 Edition of The Staton Institute’s Annual Investment Directory. The Staton Institute also named NPBC to “The Super 50 Team,” Staton’s highest achievement. To qualify for “The Super 50 Team,” a company must have a combined total of at least 50 years of higher earnings and higher dividends per share. Only 21 American companies (out of more than 19,000 that trade publicly) enjoy this distinction.

As of September 30, 2005, National Penn had total assets of $4.57 billion and total deposits of $3.29 billion. The allowance for loan and lease losses as of September 30, 2005 was $56.3 million, which represented 1.87% of total loans and leases outstanding of $3.01billion.

Commenting on third quarter 2005, Wayne R. Weidner, National Penn Chairman and CEO, said: “Third quarter 2005’s earnings of $14.8 million are another record for us. National Penn’s client-focused business model continues to create a strong financial future for our Company.”

Glenn E. Moyer, National Penn President, said: “Despite many challenges facing our industry, we are pleased with our operating performance in the third quarter. Looking forward, our balanced growth strategy will be enhanced with the addition of Nittany Financial Corporation’s shareholders, customers and employees in early 2006.”

# # #

National Penn Bancshares, Inc. is a $4.57 billion financial services company operating 73 offices in southeastern Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, and The Peoples Bank of Oxford divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland. National Penn investment management units, with combined client assets approaching $1.6 billion, consist of National Penn Investors Trust Company, which provides trust and investment management services; National Penn Investment Services, which markets brokerage services provided by PrimeVest Financial Services, Inc.; and FirstService Capital, Inc, which provides investment advisory services. National Penn Bancshares also provides mortgage banking activities through National Penn Mortgage Company; insurance services through National Penn Insurance Agency, Inc.; and equipment leasing services through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on the company's Web site at www.nationalpennbancshares.com.

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses a non-GAAP measure in its analysis of the company’s performance. This measure, annualized net income return on average tangible equity, excludes the average balance of goodwill and intangibles in determining average tangible shareholders’ equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital. This measure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
_________

Cautionary Statement About Forward-Looking Information

This press release contains forward-looking information that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” ”seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include information about National Penn Bancshares proposed merger with Nittany Financial Corp. and their combined operations after the completion of the merger. Actual results could differ materially from those contained in any forward-looking statements. Such differences may be due to, but are not limited to, deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; potential difficulties in establishing and maintaining operations in new markets; technological changes; reputational risks; and other risks and uncertainties discussed in National Penn Bancshares’ Annual Report on Form 10-K for the year ended December 31, 2004, as well as other reports and filings with the Securities and Exchange Commission. See “Additional Information” below. National Penn Bancshares cautions you not to place undue reliance on these statements and undertakes no obligation to publicly release or update any of these statements.

_________

Additional Information:
National Penn Bancshares intends to file a registration statement on Form S-4 in connection with its merger with Nittany Financial Corp., and Nittany Financial intends to mail a proxy statement/prospectus to its shareholders in connection with the transaction. Investors and security holders of Nittany Financial are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about National Penn Bancshares, Nittany Financial, and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) at the SEC's web site at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from National Penn Bancshares or Nittany Financial. You may direct such a request to either of the following persons:

Sandra L. Spayd	David Z. Richards Jr.
Corporate Secretary	President and CEO
National Penn Bancshares, Inc.	Nittany Financial Corp.
Philadelphia and Reading Avenues	116 East College Ave
Boyertown, PA 19512	State College, PA 16801
(610) 369-6202	(814) 238-5724

National Penn Bancshares, Nittany Financial and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Nittany Financial in favor of the transaction. Information regarding the interests of these officers and directors in the transaction will be included in the proxy statement/prospectus.

In addition to the registration statement on Form S-4 to be filed by National Penn Bancshares in connection with the transaction, and the proxy statement/prospectus to be mailed to the shareholders of Nittany Financial in connection with the transaction, each of National Penn Bancshares and Nittany Financial file annual, quarterly and current reports, proxy and information statements and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C., 20549, or any of the SEC's other public reference rooms located in New York and Chicago. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by National Penn Bancshares and Nittany Financial with the SEC are also available for free at the SEC's Web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from National Penn Bancshares or Nittany Financial.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

National Penn Bancshares, Inc.

Contact: Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
STATEMENTS OF CONDITION
Total assets			$4,574,707	$4,339,256
Total deposits			3,292,050	3,149,658
Total loans and leases			3,011,657	2,813,931
Total shareholders' equity			444,999	423,041
Book value per share			10.22	9.80

EARNINGS
Total interest income	$62,308	$53,133	$179,138	$143,532
Total interest expense	24,835	15,968	67,294	42,538
Net Interest Income	37,473	37,165	111,844	100,994
Provision for loan and lease losses	750	1,225	2,450	4,188
Net interest income after provision
for loan and lease losses	36,723	35,940	109,394	96,806
Other income	14,082	12,178	42,552	34,253
Other expenses	31,506	30,036	93,664	81,801
Income before income taxes	19,299	18,082	58,282	49,258
Income taxes	4,492	4,349	14,786	11,977
Net income	$14,807	$13,733	$43,496	$37,281

Return on average assets			1.28%	1.30%
Return on average shareholders' equity			13.4%	14.6%
Return on average tangible equity (1)			25.3%	25.6%
Average shares - basic			43,281,326	39,996,068
Average shares - diluted			44,051,390	40,872,533

PER SHARE
Basic earnings:
Net income	$0.34	$0.32	$1.00	$0.93
Diluted earnings:
Net income	$0.34	$0.31	$0.99	$0.91
Dividends paid in cash	$0.16	$0.15	$0.48	$0.46

Financial information restated to include 5 for 4 stock splits paid September 30, 2005 and September 30, 2004.

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity			13.4%	14.6%
Effect of goodwill and intangibles			11.9%	11.0%
Return on average tangible equity			25.3%	25.6%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity			$435,072	$341,350
Average goodwill and intangibles			(205,252)	(146,266)
Average tangible equity			229,820	195,084

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/05

	PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)		9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Cash & Cash Equivalents		$107,431	$133,578	$112,847	$93,894	$126,610
Trading Account Securities		0	-	-	-	-
Securities Available for Sale		1,015,648	1,031,070	1,069,293	1,098,836	1,028,487
Held to Maturity Securities		113,573	117,465	116,663	90,967	50,273
Other Securities		-	-	-	-	-
Total Securities		1,129,221	1,148,535	1,185,956	1,189,803	1,078,760
Total Cash and Securities		1,236,652	1,282,113	1,298,803	1,283,697	1,205,370
Loans & Leases Held for Investment*		2,986,629	2,969,344	2,918,338	2,862,638	2,808,830
Loans & Leases Held for Sale*		25,028	14,701	10,299	11,801	5,101
Total Loans and Leases*		3,011,657	2,984,045	2,928,637	2,874,439	2,813,931
*Indicates data net of discount, gross of reserve
Loan Loss Reserve		(56,255)	(56,035)	(57,585)	(57,590)	(57,391)
Goodwill		187,693	187,693	187,741	186,945	183,628
Other Intangibles		16,682	17,276	17,867	18,462	18,337
Total Intangible Assets		204,375	204,969	205,608	205,407	201,965
Mortgage Servicing Rights		-	-	-	-	-
Purchased Credit Card Relationships		-	-	-	-	-
Real Estate Owned & Held for Investment		16	16	-	-	793
Assets from Discontinued Operations		-	-	-	-	-
Other Assets		178,262	178,792	179,374	172,840	174,588
Total Assets		$4,574,707	$4,593,900	$4,554,837	$4,478,793	$4,339,256

BALANCE SHEET - LIABILITIES ($000S)
Deposits		$3,292,050	$3,059,627	$2,969,549	$3,143,193	$3,149,658
Borrowings		662,560	928,106	990,151	743,977	611,286
Trust Preferred Securities		-	-	-	-	-
Subordinated Debt		127,063	127,063	127,063	127,063	127,063
Liabilities from Discontinued Operations		-	-	-	-	-
Other Liabilities		48,035	40,269	41,581	36,435	28,208
Total Liabilities		$4,129,708	$4,155,065	$4,128,344	$4,050,668	$3,916,215

BALANCE SHEET - EQUITY ($000s)
Redeemable Preferred Stock		$-	$-	$-	$-	$-
Preferred Equity		$-	$-	$-	$-	$-
Common Equity		$444,999	$438,835	$426,493	$428,125	$423,041

MEMO ITEMS
Accumulated other comprehensive income		$9,548	$13,398	$10,403	$19,915	$18,885
Publicly Reported Book Value Per Share (1)		$10.22	$10.13	$9.87	$9.93	$9.80
EOP Common Shares Outstanding (excluding Treasury shares)(1)		43,548,941	43,339,590	43,195,304	43,138,498	43,152,595
Treasury Shares Held By Company (1)		18,658	20,811	117,779	109,950	27,135
Did you announce a repurchase plan during this period?		NO	NO	NO	NO	NO
Number of Shares to be Repurchased in Plan (1)		1,250,000	1,250,000	1,250,000	1,250,000	1,250,000
Number of Shares Repurchased During Period (1)		38,474	33,313	42,491	129,174	34,531
Average Price of Repurchased Shares (1)		$20.28	$19.15	$19.38	$22.03	$18.90

(1) restated for a 5 for 4 stock split paid September 30, 2004, and a 5 for 4 stock split paid September 30, 2005.

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/05
PAGE: 2 OF 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER			YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	YTD	YTD	ENDED
INCOME STATEMENT ($000s)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	9/30/2005	9/30/2004	12/31/2004

Interest Income	$62,308	$59,893	$56,937	$55,243	$53,133	$179,138	$143,532	$198,775
Interest Expense	24,835	22,508	19,951	17,955	15,968	67,294	42,538	60,493
Net Interest Income	37,473	37,385	36,986	37,288	37,165	111,844	100,994	138,282
FTE adjustment	2,310	2,337	2,243	2,155	2,165	6,890	6,179	8,334
Net Interest Income (FTE)	39,783	39,722	39,229	39,443	39,330	118,734	107,173	146,616
Loan Loss Provision	750	950	750	612	1,225	2,450	4,188	4,800
Investment Securities Trans.	181	646	(37)	645	100	790	(96)	549
Nonrecurring Income	-	-	922	-	-	922	-	-
Nonrecurring Expense	150	600	601	-	-	1,351	-	-
Trading Account Income	-	-	-	-	-	-	-	-
Foreign Exchange Income	-	-	-	-	-	-	-	-
Wealth Management Income	2,188	2,341	2,198	2,185	2,228	6,727	5,701	7,886
Service Charges on Deposits	4,199	4,075	3,791	4,143	4,084	12,065	11,087	15,230
Mortgage Banking Income	1,720	1,284	1,011	809	1,057	4,015	3,177	3,986
Other Noninterest Income	5,796	6,165	6,074	4,739	4,709	18,035	14,384	19,123
Total Noninterest Income(excludes securities gains/losses)	13,901	13,865	13,074	11,876	12,078	40,840	34,349	46,225
Employee Comp. & Benefit Expense	18,565	18,218	18,470	16,271	17,633	55,253	47,888	64,159
Occupancy & Equipment Expense	4,403	4,176	4,431	4,494	4,323	13,010	11,957	16,451
Foreclosed Property Expense	-	-	-	-	-	-	-	-
Amortization of Intangibles	594	592	594	594	594	1,780	1,308	1,902
(Excludes Servicing and Credit Card Intangibles)
Other Noninterest Expense	7,944	8,079	7,598	14,331	7,486	23,621	20,648	34,979
Total Noninterest Exp.	31,506	31,065	31,093	35,690	30,036	93,664	81,801	117,491
Minority Interest Expense	-	-	-	-	-	-	-	-
Net Income Before Taxes	19,299	19,881	19,102	13,507	18,082	58,282	49,258	62,765
Tax Provision	4,492	5,202	5,092	2,874	4,349	14,786	11,977	14,851
Net Income	$14,807	$14,679	$14,010	$10,633	$13,733	$43,496	$37,281	$47,914

EARNINGS PER SHARE:

Basic
Net income (1)	$0.34	$0.34	$0.33	$0.24	$0.32	$1.00	$0.93	$1.18
Diluted
Net income (1)	$0.34	$0.33	$0.32	$0.24	$0.31	$0.99	$0.91	$1.15
Average Shares Basic (1)	43,443,927	43,260,106	43,136,566	43,177,699	43,063,331	43,281,326	39,996,068	40,797,270
Average Shares Diluted (1)	44,197,495	43,969,783	44,153,663	44,123,623	43,852,559	44,051,390	40,872,533	41,689,071
Dividends on Preferred Stock ($000s)	$-	$-	$-	$-	$-	$-	$-	$-

(1) restated for a 5 for 4 stock split paid September 30, 2004, and a 5 for 4 stock split paid September 30, 2005.

SUPPLEMENTAL DATA ($000s)
Return on Avg. Assets (annualized)	1.28%	1.29%	1.26%	0.96%	1.28%	1.28%	1.30%	1.20%
Return on Avg. Equity (annualized)	13.4%	13.6%	13.1%	10.0%	13.6%	13.4%	14.6%	13.2%
Return on Avg. Tangible Equity (annualized) (1)	25.3%	25.9%	24.9%	19.2%	26.8%	25.3%	25.6%	23.8%

(1) Average tangible equity excludes acquisition related average goodwill and intangibles: 2004= Net income of$11,368 x 4 divided by the net of average equity of $299,338 reduced by average goodwill and intangibles of $111,039.

2003= Net income of $10,390 x 4 divided by the net of average equity of $246,105 reduced by average goodwill and intangibles of $40,597.

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	13.4%	13.6%	13.1%	10.0%	13.6%	13.4%	14.6%	13.2%
Effect of goodwill and intangibles	11.9%	12.3%	11.8%	9.2%	13.2%	11.9%	11.0%	10.5%
Return on average tangible equity	25.3%	25.9%	24.9%	19.2%	26.8%	25.3%	25.6%	23.8%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$437,909	$432,955	$434,312	$422,295	$400,421	$435,072	$341,350	$361,697
Average goodwill and intangibles	(204,665)	(205,267)	(205,838)	(202,226)	(197,397)	(205,252)	(146,266)	(160,332)
Average tangible equity	233,244	227,688	228,474	220,069	203,024	229,820	195,084	201,365

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/05

	PAGE: 3 of 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR TO	YEAR TO	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	ENDED	DATE	DATE	ENDED
CHARGEOFFS ($000s)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	9/30/2005	9/30/2004	12/31/2004

Loan Chargeoffs	$1,592	$3,181	$1,143	$1,195	$2,176	$1,039	$5,916	$4,422	$5,617
Recoveries on Loans	$1,062	$681	$388	$782	$932	$930	$2,131	$2,196	$2,978
Net Loan Chargeoffs	$530	$2,500	$755	$413	$1,244	$109	$3,785	$2,226	$2,639

	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004

Nonaccrual Loans	$10,562	$14,190	$12,237	$11,103	$13,102	$10,690
Renegotiated Loans	-	-	-	-	-	-
Other Real Estate Owned	16	16	-	-	793	747
Total Nonperforming Assets	10,578	14,206	12,237	11,103	13,895	11,437
Loans 90+ Days Past Due & Still Accruing	342	191	973	870	320	195
NPAs plus Loans over 90	$10,920	$14,397	$13,210	$11,973	$14,215	$11,632

	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004

Tier 1 Capital	$354,324	$343,716	$333,733	$326,053	$325,442	$319,271
Tier 1 Ratio (%)	10.39%	10.14%	10.07%	10.02%	10.17%	10.21%
Total Capital (Tier 1 + Tier 2)	$400,064	$389,769	$375,630	$366,955	$365,656	$358,574
Total Capital Ratio (%)	11.73%	11.49%	11.33%	11.27%	11.43%	11.47%
Total Risk-Adjusted Assets	$3,409,728	$3,391,290	$3,336,034	$3,255,459	$3,199,950	$3,126,104
Tier 1 Leverage Ratio	8.14%	7.94%	7.79%	7.86%	8.04%	8.96%

	AS OF	AS OF	AS OF	AS OF	AS OF	AS OF
SUPPLEMENTAL DATA ($000s)	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004

1-4 Family Mortgage Loans Serviced For Others	$94,574	$100,213	$106,142	$110,865	$116,437	$79,185
Propriety Mutual Fund Balances	$-	$-	$-	$-	$-	$-
(Net Asset Value in $000s)
Held to Maturity Securities (Fair Value)	$111,856	$116,215	$115,013	$90,621	$50,378	$-
Common Stock Dividends (total $ in period)	$6,955	$6,926	$6,903	$6,910	$6,637	$5,841
EOP Employees (Full Time Equivalent)	1,139	1,153	1,135	1,098	1,075	959

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/05

	PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:		9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

Loan Breakdown: (REGULATORY)
Commercial/Industrial		$545,552	$550,147	$509,416	$484,480	$481,870
Commercial Real Estate		1,119,836	1,105,873	1,104,202	1,086,101	1,082,968
Residential Mortgage (including multi-family)		557,032	549,141	547,166	556,866	543,197
Real Estate Construction (and Land Development)		210,607	206,916	214,845	201,410	191,107
Home Equity (revolving and 2nd lien)		371,909	368,478	348,610	340,665	321,462
Consumer (Loans to Individuals)		59,603	56,962	57,999	63,843	65,455
Bank Card		-	-	-	-	-
Foreign		-	-	-	-	-
Other Loans		147,118	146,528	146,399	141,074	127,872
Total Loans (net of unearned)		3,011,657	2,984,045	2,928,637	2,874,439	2,813,931
Investment Securities (incl. trading assets)		1,129,221	1,148,535	1,185,956	1,189,803	1,078,760
Other Earning Asset		5,430	9,446	5,512	8,776	31,518
Total Earning Assets (net of loan loss reserve)		4,090,053	4,085,991	4,062,519	4,015,428	3,866,818
Total Assets		4,574,707	4,593,900	4,554,837	4,478,793	4,339,256
Deposit Breakdown:
Savings		202,292	218,540	224,053	229,874	225,462
NOW Accounts		750,903	672,981	716,899	891,456	922,843
Money Market Accounts		591,553	598,510	624,641	644,014	647,854
Certificates		900,698	621,132	623,754	615,001	607,582
CDs>$100m		333,886	417,302	269,163	246,948	223,234
Foreign CDs		-	-	-		-
Total Int. Bearing Deposits		2,779,332	2,528,465	2,458,510	2,627,293	2,626,975
Non-Interest Bearing Deposits		512,718	531,162	511,039	515,900	522,683
Total Deposits		3,292,050	3,059,627	2,969,549	3,143,193	3,149,658
Short-Term Borrowings		413,929	678,277	739,767	514,051	380,819
Long-Term Debt		375,694	376,892	377,447	356,989	357,530
Total Int. Bearing Liabilities (incl. non-int bearing deposits)		4,081,673	4,114,796	4,086,763	4,014,233	3,888,007
Total Int. Bearing Liabilities		3,568,955	3,583,634	3,575,724	3,498,333	3,365,324
Total Stockholders Equity		$444,999	$438,835	$426,493	$428,125	$423,041

PERIOD END BALANCES:

Loan Breakdown: (internal)
Business Purpose Loans		$1,368,691	$1,379,919	$1,351,571	$1,309,544	$1,272,117
Residential Mortgage		290,210	287,538	287,917	294,641	283,482
Commercial Real Estate, Construction and Land Dev		1,003,834	984,510	975,983	961,515	953,380
Consumer (loans to Individual)		348,922	332,078	313,166	315,422	304,952
Total Loans (net of unearned)		$3,011,657	$2,984,045	$2,928,637	$2,881,122	$2,813,931

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/05

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF		YTD		YTD
	9/30/2005		6/30/2005		3/31/2005		12/31/2004		9/30/2004		9/30/2005		9/30/2004
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)	$3,000,486	6.65%	$2,965,191	6.47%	$2,905,920	6.25%	$2,834,453	6.10%	$2,793,620	6.03%	$2,957,545	6.46%	$2,516,991	5.99%
Investment Securities (incl. trading assets)	1,139,463	4.97%	1,170,563	4.92%	1,193,928	4.88%	1,115,338	4.87%	1,029,847	4.94%	1,167,785	4.92%	962,015	5.05%
Other Earning Assets	9,928	2.16%	7,838	1.94%	8,802	2.30%	23,620	1.65%	10,266	1.20%	8,860	2.14%	11,816	0.79%

Total Earning Assets	4,149,877	6.18%	4,143,592	6.02%	4,108,650	5.84%	3,973,411	5.73%	3,833,733	5.72%	4,134,190	6.02%	3,490,822	5.71%
Total Earning Assets (net of loan loss reserve)	4,093,289	6.26%	4,086,301	6.11%	4,050,799	5.92%	3,915,302	5.82%	3,775,271	5.81%	4,076,952	6.10%	3,437,129	5.80%
Total Assets	4,573,381	5.61%	4,554,114	5.48%	4,520,577	5.31%	4,381,389	5.20%	4,251,298	5.16%	4,549,551	5.47%	3,839,800	5.19%

Savings	209,600	0.93%	219,782	0.86%	226,130	0.80%	227,194	0.74%	238,322	0.71%	218,444	0.86%	211,172	0.78%
NOWAccounts	721,688	1.81%	708,143	1.55%	792,962	1.42%	931,585	1.44%	728,540	1.02%	740,670	1.59%	608,424	0.96%
Money Market Accounts	597,805	1.83%	613,339	1.58%	638,215	1.34%	652,716	1.05%	679,882	0.94%	616,305	1.58%	644,324	0.91%
Certificates	1,140,615	3.45%	964,360	3.22%	873,433	3.07%	852,501	2.96%	794,447	2.98%	993,781	3.27%	712,337	3.04%

Total Int. Bearing Deposits	2,669,708	2.45%	2,505,624	2.14%	2,530,740	1.92%	2,663,996	1.77%	2,441,191	1.61%	2,569,200	2.17%	2,176,257	1.61%

Non-Interest Bearing Deposits	514,908		521,630		504,583		517,864		503,414		513,744		443,306
Total Deposits	3,184,616	2.05%	3,027,254	1.77%	3,035,323	1.60%	3,181,860	1.48%	2,944,605	1.33%	3,082,944	1.81%	2,619,563	1.33%

Short-Term Borrowings	525,609	2.66%	680,342	2.54%	642,805	2.12%	385,765	1.49%	521,449	1.29%	615,823	2.43%	547,516	1.18%
Long-Term Borrowings	376,239	5.12%	377,244	5.15%	371,415	5.07%	357,337	5.12%	355,941	4.90%	374,984	5.11%	303,000	5.01%
Total Int. Bearing Liabilities(incl. non-int bearing deposits)	4,086,464	2.41%	4,084,840	2.21%	4,049,543	2.00%	3,924,962	1.82%	3,821,995	1.66%	4,073,751	2.21%	3,470,079	1.63%
Total Int. Bearing Liabilities	3,571,556	2.76%	3,563,210	2.53%	3,544,960	2.28%	3,407,098	2.09%	3,318,581	1.91%	3,560,007	2.53%	3,026,773	1.87%
Total Shareholder's Equity	$437,909		$432,955		$434,312		$422,295		$400,421		$435,072		$341,350

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.86%		3.90%		3.93%		4.00%		4.13%		3.89%		4.15%
Net Yield on Earning Assets: (Margin)		3.80%		3.85%		3.87%		3.94%		4.07%		3.84%		4.09%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices		72	72	73	73	73
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1	1	1	1	1
Total Number of ATMs		73	75	75	74	72

MD
Total Number of Banking Offices		1	1	1	1	1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		0	0	0	0	0
Total Number of ATMs		1	1	1	1	1

TOTAL
Total Number of Banking Offices		73	73	74	74	74
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)		1	1	1	1	1
Total Number of ATMs		74	76	76	75	73

Have you restated any prior period's financial statements for a pooling of interest and/or a change in
accounting principles?	NO
Periods Restated on this report:	N/A
Reason:	N/A